UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): July 1, 2024

DELTA APPAREL, INC.
(Exact name of registrant as specified in its charter)

1-15583
(Commission File Number)

Georgia		58-2508794
(State or Other Jurisdiction of Incorporation)		(IRS Employer Identification No.)

2750 Premiere Pkwy., Suite 100, Duluth, Georgia 30097	30097
(Address of principal executive offices)	(Zip Code)

(678) 775-6900
(Registrant's Telephone Number Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	DLA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01             Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on June 30, 2024, Delta Apparel, Inc. (the “Company”) and its domestic direct and indirect subsidiaries filed voluntary petitions (the “Chapter 11 Cases”) under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware.

On July 1, 2024, the Company received written notice (the “Delisting Notice”) from the staff of NYSE Regulation, Inc. (“NYSE Regulation”) notifying the Company that, in light of the Chapter 11 Cases, NYSE Regulation has determined that the Company’s common stock (the “Common Stock”) is no longer suitable for listing on the NYSE American LLC (the “NYSE American”) and will commence delisting proceedings pursuant to Section 1003(c)(iii) of the NYSE American Company Guide.

The Company may appeal the determination pursuant to Part 12 of the NYSE American Company Guide within seven calendar days of the Delisting Notice. However, the Company does not intend to appeal this determination, and, therefore, it is expected that the Common Stock will be delisted from the NYSE American.

Trading of the Common Stock has been suspended, effective July 1, 2024, and the Company expects NYSE American to file a Form 25-NSE with the Securities and Exchange Commission (the “SEC”), which will remove the Common Stock from listing and registration on the NYSE American. Following such delisting from the NYSE American, the Common Stock may begin trading on the over-the-counter market.

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2024, J. Bradley Campbell resigned from service on the Company’s Board of Directors (the “Board”) and all subcommittees of the Board effective immediately.

Item 7.01             Regulation FD Disclosure.

Cautionary Note Regarding the Company’s Common Stock

The Company cautions that trading in the Company’s common stock and other securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. The Company expects that holders of shares of the Company’s common stock will experience a complete or significant loss on their investment, depending on the outcome of the Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its Common Stock.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes statements that may constitute “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include the following: risks and uncertainties relating to the Company’s Chapter 11 Cases and expectations regarding the previously disclosed Asset Purchase Agreement, dated June 28, 2024, by and between the Company, Salt Life, LLC and FCM Saltwater Holdings, Inc. (the “Asset Purchase Agreement”) including, but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in its Chapter 11 Cases, the Company’s plans to sell its assets, including the sale of certain assets under the Asset Purchase Agreement; the ability to consummate the transaction contemplated by the Asset Purchase Agreement on a timely basis; the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with any third-party motions in the Chapter 11 Cases; and the trading price and volatility of the Company’s common stock as well as other risk factors set forth in the Company’s Annual Report on Form 10-K and other periodic and current reports filed with the Securities and Exchange Commission. These statements are provided for illustrative purposes only and are based on various assumptions, whether or not identified in this Report, and on the current expectations of the Company’s management. These forward-looking statements are not intended to serve, and must not be relied on by any investor, as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including those identified in the Company’s reports filed with the SEC, and if any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 8.01             Other Events.

On July 2, 2024, in accordance with the NYSE American’s procedures, the Company issued a press release discussing the matters disclosed in Item 3.01 above. A copy of the press release is included herewith as Exhibit 99.1, which is incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d)          Exhibits

Exhibit Number	Description
99.1	Press Release. dated July 2, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA APPAREL, INC.

Date:	July 2, 2024	/s/ J. Tim Pruban
J. Tim Pruban
Chief Restructuring Officer